SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) February 4, 1999



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                           1-3247         16-0393470
(State or other jurisdiction       (Commission    (I.R.S. Employer
of incorporation)                  File Number)   Identification No.)



One Riverfront Plaza, Corning, New York           14831
(Address of principal executive offices)          (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CORNING INCORPORATED
                                     Registrant



Date: February 4, 1999               By /s/  KATHERINE A. ASBECK
                                             Katherine A. Asbeck
                                             Vice President and Controller

Item 5.   Other Events.

The following exhibit includes Corning's segment disclosure for 1998, 1997 and 1996 in accordance with Financial Accounting Standard No. 131, "Disclosures about Segments of an Enterprise and Related Information".

Exhibit 1

Information by Operating Segment

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance. Corning's chief operating decision making group is comprised of the Chief Executive Officer and the officers who report to him directly.

Corning's reportable segments include Telecommunications, Advanced Materials and Information Display. The Telecommunications Segment produces optical fiber and cable, optical hardware and equipment and photonic components for the worldwide telecommunications industry. The Advanced Materials Segment manufactures specialized products with unique properties for customer applications utilizing glass, glass ceramic and polymer technologies. Businesses within this segment include environmental products, science products, semiconductor materials and optical and lighting products. The Information Display Segment manufactures glass panels and funnels for televisions and CRTs, and projection video lens assemblies and liquid-crystal display glass for flat panel displays.

Corning evaluates performance based on an after tax profit measure, which is identified as segment net income. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies. The financial results for Corning's three operating segments have been prepared on a basis which is consistent with the manner in which Corning management internally disaggregates financial information for the purposes of assisting in making internal operating decisions. In this regard, certain common expenses have been allocated among segments less precisely than would be required for stand alone financial information prepared in accordance with generally accepted accounting principles. Revenue attributed to geographic areas is based on the location of the customer.

Operating Segments                            Advanced  Information   Total
(in millions)              Telecommunications Materials   Display    Segments
-------------------------------------------------------------------------------

1998

Net sales                       $1,791.7       $1,020.1    $644.7    $3,456.5
Depreciation and
  amortization (1)                 143.5           78.8      74.5       296.8
Research, development and
  engineering expenses (2)         190.2           80.0      23.7       293.9
Interest income (3)                  9.5            3.2       1.1        13.8
Interest expense (4)                29.7           16.7      10.0        56.4
Income tax expense                 101.4           38.4       8.2       148.0
Segments earnings before
  minority interest and
  equity earnings (5)              221.9           75.9      39.2       337.0
Minority interest in
  earnings of subsidiaries         (37.3)           0.3     (27.6)      (64.6)
Equity in earnings of
  associated companies              20.7           17.6      44.9        83.2
Segment net income                 205.3           93.8      56.5       355.6
Investment in associated
  companies, at equity              25.8           42.0     190.4       258.2
Segment assets (6)               1,887.1          837.7     915.1     3,639.9
Capital expenditures               260.0          131.0      53.0       444.0
-------------------------------------------------------------------------------

1997

Net sales                        $1,795.3      $1,030.4    $664.2    $3,489.9
Depreciation and
  amortization (1)                  130.7          82.0      71.8       284.5
Research, development and
  engineering expenses (2)          117.1          63.6      69.6       250.3
Interest income (3)                   3.6           2.5       1.0         7.1
Interest expense (4)                 34.3          23.5      13.8        71.6
Income tax expense                  163.9          50.8      (8.6)      206.1
Segments earnings before
  minority interest and
  equity earnings (5)               307.3          89.8      16.4       413.5
Minority interest in
  earnings of subsidiaries          (46.0)          0.7     (31.0)      (76.3)
Equity in earnings of
  associated companies               36.2          13.1      21.7        71.0
Segment net income                  297.5         103.6       7.1       408.2
Investment in associated
  companies, at equity               62.8          35.3     142.2       240.3
Segment assets (6)                1,599.2         762.6     841.4     3,203.2
Capital expenditures                336.0         117.0     119.0       572.0
-------------------------------------------------------------------------------

1996

Net sales                        $1,397.7      $1,031.4    $565.5    $2,994.6
Depreciation and
  amortization (1)                  104.7          65.0      81.0       250.7
Research, development and
  engineering expenses (2)           83.2          52.3      53.7       189.2
Interest income (3)                   2.6           2.5       1.8         6.9
Interest expense (4)                 24.4          21.8      10.6        56.8
Income tax expense                  130.6          33.0     (13.8)      149.8
Segments earnings before
  minority interest and
  equity earnings (5)               247.6          63.5     (10.0)      301.1
Minority interest in
  earnings of subsidiaries          (38.1)          3.0     (17.4)      (52.5)
Equity in earnings of
  associated companies               44.9           8.8      22.6        76.3
Segment net income                  254.4          75.3      (4.8)      324.9
Investment in associated
  companies, at equity               53.4          27.7     163.0       244.1
Segment assets (6)                1,227.9         631.5     789.4     2,648.8
Capital expenditures                209.0          85.6     170.0       464.6
-------------------------------------------------------------------------------

(1) Includes an allocation of depreciation of corporate property, plant and equipment not specifically identifiable to a segment. Related depreciable assets are not allocated to segment assets.
(2) Non-direct research, development and engineering expenses are allocated based upon direct project spending for each segment.
(3) Interest income is allocated to segments based on a percentage of segment net operating assets.
(4) Interest expense is allocated to segments based on a percentage of segment net operating assets. Consolidated subsidiaries with independent capital structures do not receive additional allocations of interest expense.
(5) Many of Corning's administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources and legal, are allocated to segments, primarily as a percentage of sales.
(6) Includes inventory, accounts receivable, plant, property and equipment, investments in associated equity companies and goodwill specifically identifiable to segments.

A reconciliation of the totals reported for the operating segments to the applicable line items in the consolidated financial statements is as follows (in millions):

                                           1998        1997        1996
--------------------------------------------------------------------------
Revenues
Total segment net sales                  $3,456.5    $3,489.9   $2,994.6
Non-segment net sales (1)                    27.5        26.9       29.4
Royalty, interest and dividend income        48.4        37.5       29.7
Non-operating gains                          39.7
--------------------------------------------------------------------------
 Total revenues                          $3,572.1    $3,554.3   $3,053.7

Net income
Total segment net income (2)             $  355.6    $  408.2   $  324.9
 Unallocated items:
Non-segment income (1)                       39.5        10.0        5.3
Provision for restructuring (3)             (84.6)
Minority interest                             3.7
Interest expense                             (0.3)       (0.4)      (0.4)
Income tax                                   15.2        (3.4)      (1.6)
Equity in earnings of associated
  companies (1)                              12.1         8.2        8.8
Dividends on convertible preferred
  securities of subsidiary                  (13.7)      (13.7)     (13.7)
--------------------------------------------------------------------------
 Net income from continuing operations   $  327.5    $  408.9   $  323.3

Assets
Total segment assets                     $3,639.9    $3,203.2   $2,648.8
 Non-segment assets:
Net assets for discontinued operations                  357.6      364.0
Property, plant and equipment (4)           624.7       523.2      442.4
Investments (5)                             108.1        69.7       93.1
Other current assets (6)                    310.7       263.1      380.6
Remaining corporate assets (7)              298.5       275.1      254.5
--------------------------------------------------------------------------
 Total consolidated assets               $4,981.9    $4,691.9   $4,183.4
==========================================================================

(1) Includes amounts derived from corporate investments. Non-segment net income includes non-operating gains in 1998.
(2) Includes royalty, interest and dividend income.
(3) The portion of this charge related to Telecommunications, Advanced Materials and Information Display Segments was $8.3 million, $26.9 million, and $16.3 million, respectively. The remainder pertains to corporate functions.
(4) Represents corporate property, plant and equipment not specifically identifiable to a segment.
(5) Represents corporate investments in associated companies, at equity.
(6) Includes current corporate assets, primarily cash, short-term investments and deferred taxes.
(7) Includes non-current corporate assets, primarily pension assets and deferred taxes.

Other Significant Items                  Segment  Reconciling   Consolidated
                                          Total   Adjustments      Total
------------------------------------------------------------------------------

1998
Depreciation and amortization            $296.8     $  1.2        $298.0
Interest expense                           56.4        0.3          56.7
Income taxes                              148.0      (15.2)        132.8
Equity in earnings of associated
  companies                                83.2       12.1          95.3
Minority interest                         (64.6)       3.7         (60.9)
Investment in associated companies,
  at equity                               258.2       54.9         313.1
Capital expenditures                      444.0      269.6 (1)     713.6
------------------------------------------------------------------------------

1997
Depreciation and amortization            $284.5     $  1.4        $285.9
Interest expense                           71.6        0.4          72.0
Income taxes                              206.1        3.4         209.5
Equity in earnings of associated
  companies                                71.0        8.2          79.2
Investment in associated companies,
  at equity                               240.3       52.6         292.9
Capital expenditures                      572.0      173.6 (1)     745.6
------------------------------------------------------------------------------

1996
Depreciation and amortization            $250.7     $  1.6        $252.3
Interest expense                           56.8        0.4          57.2
Income taxes                              149.8        1.6         151.4
Equity in earnings of associated
  companies                                76.3        8.8          85.1
Investment in associated companies,
  at equity                               244.1       69.7         313.8
Capital expenditures                      464.6       95.6 (1)     560.2
==============================================================================

(1) Includes capital spending on shared research facilities of $166.0 million, $82.4 million and $19.0 million in 1998, 1997 and 1996, respectively.

Information concerning principal geographic areas is as follows (in millions):

                              1998             1997              1996
-------------------------------------------------------------------------------
                         Net   Non-current  Net  Non-current  Net  Non-current
                        Sales   Assets (1) Sales  Assets (1) Sales  Assets (1)
-------------------------------------------------------------------------------

North America
 United States         $2,257.4 $2,877.5 $2,206.8 $2,436.8 $2,020.8 $1,950.2
 Canada                   301.7     89.9    246.8     90.8    120.7     96.6
 Other                     37.0     43.3     37.9     25.9     46.1     15.9
-------------------------------------------------------------------------------
  Total North America   2,596.1  3,010.7  2,491.5  2,553.5  2,187.6  2,062.7

Asia Pacific
 Japan                    308.8    109.6    360.4    103.4    271.6    118.7
 China                     74.6      0.9    119.6      1.0     53.4      0.5
 Korea                     24.0    195.2     29.5    135.9     31.7    159.3
 Other                     35.5     15.1     42.0     16.0     39.0     14.8
-------------------------------------------------------------------------------
  Total Asia Pacific      442.9    320.8    551.5    256.3    395.7    293.3

Europe
 Germany                  117.6     49.0    101.8     45.9     88.7     53.4
 France                    72.6     75.8     85.0     58.8     76.5     50.4
 United Kingdom            73.8     76.0     66.0     60.0     72.9     55.4
 Other                    109.3     22.5    100.3     26.8    106.0     22.2
-------------------------------------------------------------------------------
  Total Europe            373.3    223.3    353.1    191.5    344.1    181.4

Latin America
 Brazil                    29.9     10.4     74.1     11.7     41.3     12.1
 Other                     10.9              18.4      0.4     11.7      0.4
-------------------------------------------------------------------------------
  Total Latin America      40.8     10.4     92.5     12.1     53.0     12.5

All Other                  30.9     22.0     28.2      8.5     43.6      8.5
-------------------------------------------------------------------------------
  Total                $3,484.0 $3,587.2 $3,516.8 $3,021.9 $3,024.0 $2,558.4
===============================================================================

(1) Excludes net assets of discontinued operations of $357.6 million and $364.0 million in 1997 and 1996, respectively, and deferred taxes of $84.4 million, $113.3 million and $83.6 million in 1998, 1997 and 1996, respectively.